CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Utilities Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    09/03/03                 /s/ Bruce N. Alpert
     ----------------------       ---------------------------------------------
                                  Bruce N. Alpert, Principal Executive Officer



I, Gus A. Coutsouros, Principal Financial Officer of The Gabelli Utilities Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    09/03/03                 /s/ Gus A. Coutsouros
     ----------------------       ---------------------------------------------
                                  Gus A. Coutsouros, Principal Financial Officer